UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A-2
                  Amendment No. 2 to Current Report on Form 8-K/A
     Dated October 27, 1998 Reporting The Required Financial Statements and
                    Exhibits for an Event of August 13, 1998

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 August 13, 1998


                            CORNELL CORRECTIONS, INC.
             (Exact name of registrant as specified in its charter)

                                     1-14472
                            (Commission File Number)

              DELAWARE                                   76-0433642
      (State or other jurisdiction                    (I.R.S. Employer
          of incorporation)                        Identification Number)

                        1700 WEST LOOP SOUTH, SUITE 1500
                              HOUSTON, TEXAS 77027
              (Address of principal executive offices and zip code)

                                 (713) 623-0790
               (Registrants telephone number, including area code)

                  The undersigned registrant hereby amends its
         Current Report on Form 8-K/A dated October 27, 1998, reporting the required financial statements and exhibits for an event on August 13, 1998, for additional pro-forma adjustments.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this document to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                CORNELL CORRECTIONS, INC.


                                                By: __________________________
                                                       Brian E. Bergeron
Date: November 13, 1998                                 Chief Financial Officer
                                                       and Treasurer

                            CORNELL CORRECTIONS, INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

   The following unaudited pro forma condensed consolidated balance sheet as of June 30, 1998 and the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1997 and for the six months ended June 30, 1998 reflect the consolidated financial position and results of operations, respectively, of Cornell Corrections, Inc. and its subsidiaries ("the Company") as if the acquisition of Allvest Corporation's Alaska Corrections Division ("Allvest") by the Company had occurred, in the case of the balance sheet, on June 30, 1998, and in the case of the statements of operations, on January 1, 1997. In addition, the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1997 reflects the results of operations as if the Company's acquisition of the Great Plains Correctional Facility in January 1998 and the acquisition of The Abraxas Group, Inc. in September 1997 had occurred on January 1, 1997. These statements do not purport to be indicative of the consolidated results of operations of the Company that might have been obtained had these events actually then occurred or of the Company's future results.

   The unaudited pro forma condensed consolidated financial statements are based on certain assumptions and estimates which are subject to change.

                            CORNELL CORRECTIONS, INC.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1998
                             (DOLLARS IN THOUSANDS)

                                                      HISTORICAL
                                                  -------------------                     PRO FORMA
                                                     THE                 PRO FORMA         FOR THE
                                                   COMPANY     ALLVEST   ADJUSTMENTS     ACQUISITION
                                                  ----------  ---------  -----------    --------------
ASSETS:
Current assets:
    Cash and cash equivalents ..................   $  1,141   $  1,088   $ (1,088)(1)    $  1,141
    Receivables, net ...........................     22,462      1,041     (1,041)(1)      22,462
    Other current assets .......................      4,897         65        (27)(1)       4,935
                                                   --------   --------   --------        --------
      Total current assets .....................     28,500      2,194     (2,156)         28,538
Property and equipment, net ....................    126,454      2,322     14,692 (2)     143,468
Intangibles ....................................      5,904       --        4,015 (3)       9,919
Other assets ...................................      3,941       --                        3,941
                                                   --------   --------   --------        --------
      Total assets .............................   $164,799   $  4,516   $ 16,551        $185,866
                                                   ========   ========   ========        ========

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current Liabilities:
    Accounts payable and accrued liabilities ...   $ 22,537   $    932   $   (919)(4)    $ 23,153
                                                                              603 (5)
    Current portion of long-term debt ..........        239        169       (169)(4)         239
                                                   --------   --------   --------        --------
      Total current liabilities ................     22,776      1,101       (485)         23,392
Other long-term liabilities ....................        810        588       (588)(4)         810
Long-term debt, excluding current portion ......     51,769      1,830     (1,830)(4)      72,220
                                                                           20,451 (6)

Stockholders' equity ...........................     89,444        997       (997)(7)      89,444
                                                   --------   --------   --------        --------
      Total liabilities and stockholders' equity   $164,799   $  4,516   $ 16,551        $185,866
                                                   ========   ========   ========        ========

                  See accompanying notes to unaudited pro forma
                     condensed consolidated balance sheet.

                            CORNELL CORRECTIONS, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                       HISTORICAL
                                      -----------------------------------------------     TOTAL          PRO FORMA
                                          THE                    GREAT                   PRO FORMA        FOR THE
                                        COMPANY     ABRAXAS      PLAINS       ALLVEST   ADJUSTMENTS     ACQUISITIONS
                                      ----------   ---------   ----------   ----------  -----------     -------------
Revenues ..........................   $  70,302    $  22,832   $  14,766    $   7,898   $    --          $ 115,798

Operating expenses ................      57,047       17,413       7,766        5,700        (368) (1)      91,172
                                                                                              300  (2)
                                                                                              367  (3)
                                                                                            3,145  (4)
                                                                                              333  (5)
                                                                                             (531) (6)

Depreciation and amortization .....       2,231          801         984          204          (4) (7)       4,186
                                                                                              201  (8)
                                                                                              230  (9)
                                                                                             (501)(10)
                                                                                               40 (11)

 General and administrative expenses      5,394        3,145        --           --        (3,145) (4)       5,394
                                       ---------    ---------   ---------    ---------   ---------        ---------

Income from operations ............       5,630        1,473       6,016        1,994         (67)          15,046

Interest expense ..................         491          808       3,318          112       2,631 (12)       7,360


Interest income ...................        (414)        --          (692)        --           692 (13)        (414)
                                       ---------    ---------   ---------    ---------   ---------        ---------

Income before provision
  for income taxes ................       5,553          665       3,390        1,882      (3,390)            8,100

Provision for income taxes ........       1,999         --          --           --         1,241 (14)        3,240
                                       ---------    ---------   ---------    ---------   ---------        ---------
Net income ........................   $   3,554    $     665   $   3,390    $   1,882   $  (4,631)        $   4,860
                                      =========    =========   =========    =========   =========         =========

Earnings per share:
     Basic ........................   $    0.48                                                           $    0.66
     Diluted ......................   $    0.46                                                           $    0.63

Number of shares used in per share
  computation (thousands):
       Basic ......................       7,350                                                               7,350
       Diluted ....................       7,740                                                               7,740


      See accompanying notes to unaudited pro forma condensed consolidated statements of operations.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                            HISTORICAL
                                      ---------------------                  PRO FORMA
                                         THE                  PRO FORMA       FOR THE
                                       COMPANY     ALLVEST   ADJUSTMENTS    ACQUISITION
                                      ----------  --------- -------------  -------------
Revenues ..........................   $ 56,140    $  5,005   $   --          $ 61,145

Operating expenses ................     45,734       3,480       (266)(6)      48,948

Depreciation and amortization .....      1,900         155        (55)(7)       2,100
                                                                  100 (8)
General and administrative expenses      3,631        --                        3,631
                                      --------    --------   --------        --------
Income from operations ............      4,875       1,370        221           6,466
Interest expense ..................        716          60        815 (12)      1,591
Interest income ...................        (72)       --         --               (72)
                                      --------    --------   --------        --------
Income before provision
  for income taxes ................      4,231       1,310       (594)          4,947
Provision for income taxes ........      1,692        --          287 (14)      1,979
                                      --------    --------   --------        --------
Net income ........................   $  2,539    $  1,310   $   (881)       $  2,968
                                      ========    ========   ========        ========
Earnings per share:
        Basic .....................   $   0.27                               $   0.32
        Diluted ...................   $   0.26                               $   0.30


Number of shares used in per share
  computation (thousands):
        Basic .....................      9,407                                  9,407
        Diluted ...................      9,854                                  9,854


      See accompanying notes to unaudited pro forma condensed consolidated statement of operations.

                           CORNELL CORRECTIONS, INC.
              NOTES TO UNAUDITED PRO FORMA CONSDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

1.  ACQUISITION OF ALLVEST CORPORATION ALASKA CORRECTIONS DIVISION

      On August 13, 1998, Cornell Corrections, Inc., a Delaware corporation (the "Company"), through its wholly owned subsidiary, Cornell Corrections of Alaska, Inc., acquired substantially all of the Alaskan assets of Allvest, Inc. (the "Acquisition"). The Acquisition was completed pursuant to an Asset Purchase Agreement dated as of June 20, 1998 by and between the Company and Allvest, Inc., St. John Investments, Inc. and William C. Weimar. The Company paid an aggregate purchase price of $20.0 million and financed the purchase with borrowings from its revolving credit facility. The Acquisition is being treated as a purchase for accounting purposes.

      The Acquisition included the operations of five pre-release facilities located in Anchorage, Fairbanks and Bethel, Alaska with a total offender capacity of 540 beds and the real properties of three of the five facilities.


2.  PRO FORMA ADJUSTMENTS AND MANAGEMENT ASSUMPTIONS

      The pro forma balance sheet assumes the Acquisition had occurred on June 30, 1998 and the pro forma statements of operations assume the Acquisition had occurred on January 1, 1997. These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company as filed with the Securities and Exchange Commission.

      The following pro forma adjustments and management assumptions are reflected in the pro forma financial statements:

BALANCE SHEET

(1)   Records the elimination of assets not acquired in the Acquisition.
(2) Records an increase in the carrying value of property and equipment to estimated fair value.
(3) Records the excess of purchase price over fair value of identifiable net assets to goodwill.
(4)   Records the elimination of liabilities not assumed in the Acquisition.
(5)   Records accrued transaction costs.
(6) Records the increase in long-term debt related to financing the Acquisition.
(7) Records the elimination of the net assets of Allvest prior to the acquisition.

STATEMENTS OF OPERATIONS

(1) Records the elimination of one half of the annual management fee paid to a third party operator included in Great Plains' operating expenses as the operations of the facility were assumed by the Company after a six month contract termination period with the third party operator.
(2) Records an adjustment to operating expenses to record estimated property taxes on property and equipment purchased in the Great Plains acquisition which were tax exempt prior to the purchase.
(3) Records an estimated per diem payable to the Hinton Economic Development Authority for the twelve months ended December 31, 1997 at the Great Plains Correctional Facility.
(4) Records a reclassification of Abraxas' general and administrative expenses to operating expenses to conform to Company Policy.
(5) Records an adjustment to operating expenses to record eight months of estimated property taxes for property acquired from Abraxas which were tax exempt prior to the acquisition.
(6) Records an adjustment to eliminate facility rent of $531,000 for the year ended December 31, 1997 and $266,000 for the six months ended June 30, 1998 paid to an Allvest affiliated company which is non-recurring.
(7) Records an adjustment to depreciation expense for the revised basis in depreciable assets acquired from Allvest.

(8) Records goodwill amortization expense of $201,000 for the year ended December 31, 1997 and $100,000 for the six months ended June 30, 1998 for the Allvest acquisition.
(9) Records an adjustment to depreciation expense for the revised basis in depreciable assets purchased in the Great Plains acquisition.
(10) Records an adjustment to depreciation expense for the revised basis in depreciable assets acquired in the Abraxas acquisition.
(11) Records an adjustment to amortization expense to recognize eight months of amortization related to a non-compete agreement with the president of Abraxas.
(12) Records additional interest expense of $2.6 million for the year ended December 31, 1997 on assumed bank borrowings of $82.8 million incurred to consummate the Allvest, Great Plains and Abraxas acquisitions and additional interest expense of $815,000 for the six months ended June 30, 1998 on assumed bank borrowings of $20.0 million incurred to consummate the Allvest acquisition based at an interest rate of 8.75%.
(13)  Records the elimination of investment income recognized by Great
      Plains for the year ended December 31, 1997.
(14)  Records an adjustment to income tax expense for the foregoing adjustments.